SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Regional Bank HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-36480
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)




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Item 5.   Other Events

          On September 4, 2001, First Union Corporation completed its merger with Wachovia Corporation. As a result of the merger, each share of First Union was converted into a share of the new Wachovia, and each share of Wachovia was exchanged for two shares of the new Wachovia. The share amount of Wachovia represented by a round-lot of 100 Regional Bank HOLDRS is now 41.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated
                    September 30, 2001 to Prospectus dated June 22, 2000.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH, PIERCE, FENNER &
                                       SMITH INCORPORATED


Date:  November 26, 2001               By:      /s/ STEPHEN G. BODURTHA
                                                -----------------------
                                       Name:    Stephen G. Bodurtha
                                       Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Regional Bank HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated June 22, 2000.